EXHIBIT 99.B16



                          PRUDENTIAL WORLD FUND, INC.
                                 GLOBAL SERIES
                                    CLASS A

                                   EXHIBIT 16
                          AVERAGE ANNUAL TOTAL RETURN
                                  CALCULATION



                   ERV = P * (1 + T)n

P = hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value


================================================================================

                           1 Year             5 Year            Inception
                         ---------          ---------           ---------
P =                      $1,000.00          $1,000.00           $1,000.00

n =                          1.000              5.000               7.778

ERV =                    $1,068.00          $1,972.31           $1,860.61

T =                           6.80%             14.55%               8.31%

                          PRUDENTIAL WORLD FUND, INC.
                                 GLOBAL SERIES
                                    CLASS B

                                   EXHIBIT 16
                          AVERAGE ANNUAL TOTAL RETURN
                                  CALCULATION



                   ERV = P * (1 + T)n

P = hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value


================================================================================

                           1 Year             5 Year            Inception
                         ---------          ---------           ---------
P =                      $1,000.00          $1,000.00           $1,000.00

n =                          1.000              5.000              10.000

ERV =                    $1,067.00          $1,997.40           $2,288.22

T =                           6.70%             14.84%               8.63%

================================================================================

 SUBSIDY ADJUSTED          1 Year             5 Year            Inception
                         ---------          ---------           ---------
                         $1,000.00          $1,000.00           $1,000.00

                             1.000              5.000               9.679

                         $1,067.00          $1,997.40           $2,224.33

                              6.70%             14.84%               8.61%

                          PRUDENTIAL WORLD FUND, INC.
                                 GLOBAL SERIES
                                    CLASS C

                                   EXHIBIT 16
                          AVERAGE ANNUAL TOTAL RETURN
                                  CALCULATION



                   ERV = P * (1 + T)n

P = hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value


================================================================================

                                     1 Year                   Inception
                                   ---------                  ---------
P =                                $1,000.00                  $1,000.00

n =                                    1.000                      3.252

ERV =                              $1,106.30                  $1,354.51

T =                                    10.63%                      9.78%

                          PRUDENTIAL WORLD FUND, INC.
                                 GLOBAL SERIES
                                    CLASS Z

                                   EXHIBIT 16
                          AVERAGE ANNUAL TOTAL RETURN
                                  CALCULATION



                   ERV = P * (1 + T)n

P = hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value


================================================================================

                                     1 Year                   Inception
                                   ---------                  ---------
P =                                $1,000.00                  $1,000.00

n =                                    1.000                      1.668

ERV =                              $1,127.20                  $1,218.24

T =                                    12.72%                     12.56%

                          PRUDENTIAL WORLD FUND, INC.
                           INTERNATIONAL STOCK SERIES
                                    CLASS A

                                   EXHIBIT 16
                          AVERAGE ANNUAL TOTAL RETURN
                                  CALCULATION



                   ERV = P * (1 + T)n

P = hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value


================================================================================

                                     1 Year                   Inception
                                   ---------                  ---------
P =                                $1,000.00                  $1,000.00

n =                                    1.000                      1.104

ERV =                              $1,072.10                  $1,076.01

T =                                     7.21%                      6.86%

                          PRUDENTIAL WORLD FUND, INC.
                           INTERNATIONAL STOCK SERIES
                                    CLASS B

                                   EXHIBIT 16
                          AVERAGE ANNUAL TOTAL RETURN
                                  CALCULATION



                   ERV = P * (1 + T)n

P = hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value


================================================================================

                                     1 Year                   Inception
                                   ---------                  ---------
P =                                $1,000.00                  $1,000.00

n =                                    1.000                      1.104

ERV =                              $1,070.40                  $1,083.24

T =                                     7.04%                      7.51%

                          PRUDENTIAL WORLD FUND, INC.
                           INTERNATIONAL STOCK SERIES
                                    CLASS C

                                   EXHIBIT 16
                          AVERAGE ANNUAL TOTAL RETURN
                                  CALCULATION



                   ERV = P * (1 + T)n

P = hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value


================================================================================

                                     1 Year                   Inception
                                   ---------                  ---------
P =                                $1,000.00                  $1,000.00

n =                                    1.000                      1.104

ERV =                              $1,110.40                  $1,123.58

T =                                    11.04%                     11.13%

                           PRUDENTIAL WORLD FUND, INC.
                           INTERNATIONAL STOCK SERIES
                                     CLASS Z

                                   EXHIBIT 16
                           AVERAGE ANNUAL TOTAL RETURN
                                   CALCULATION



                   ERV = P * (1 + T)n

P = hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value


================================================================================

                                     1 Year                   Inception
                                   ---------                  ---------
P =                                $1,000.00                  $1,000.00

n =                                    1.000                      4.989

ERV =                              $1,131.30                  $1,990.05

T =                                    13.13%                     14.79%



================================================================================

SUBSIDY ADJUSTED                     1 Year                   Inception
                                   ---------                  ---------
P =                                $1,000.00                  $1,000.00

n =                                    1.000                      4.989

ERV =                              $1,131.30                  $1,987.46

T =                                    13.13%                     14.76%